UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

Item 1. Report to Shareholders

Tax-Efficient Equity Fund	February 28, 2019

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE TAX-EFFICIENT EQUITY FUND

HIGHLIGHTS

■	The Tax-Efficient Equity Fund gained 9.70% in the annual reporting period and materially outperformed the Lipper Multi-Cap Growth Funds Index and the Russell 3000 Growth Index on a pretax basis.
■	Strong stock selection drove the solid relative returns of the fund versus its Russell and Lipper benchmarks.
■

During the momentum market that characterized the first nine months of 2018, we remained disciplined and did not chase overvalued companies. After the fourth-quarter correction, we added several companies that had fallen materially.

■

While we expect equity market returns to be less favorable in the next few years than they have been recently, we continue to believe that stocks are the best option for investors seeking long-term capital appreciation, particularly when compared with the poor real (inflation-adjusted) returns expected by many fixed income investments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets delivered a wide variety of returns during your fund’s fiscal year ended February 28, 2019. Despite suffering a sharp downturn in late 2018, U.S. equity markets performed decently, and bonds offered positive returns after a rise in interest rates reversed late in the period. Overseas equity markets were considerably weaker, however, and returns for U.S. investors in both foreign bonds and equities were further reduced by a substantial decline in almost all currencies relative to the U.S. dollar.

A widening gap between U.S. economic prospects and those of other major economies was largely responsible for the relative strength of the U.S. dollar and asset prices. Signs emerged in the spring of 2018 that growth in Europe and China was slowing. Conversely, the U.S. economy picked up speed in the middle of the year, boosted by fiscal stimulus from the December 2017 tax cuts and increased federal spending.

U.S. corporate profit growth was especially robust, helping the major indexes rise to record highs. Technology shares led the advance, and Apple established a milestone in early August by becoming the first public company with a $1 trillion market capitalization. Soon after, the bull market that began in March 2009 became the longest-running one in modern history.

Bond yields rose for much of the past year as growth expectations increased and the Federal Reserve raised rates four more times, resulting in a generally unfavorable environment for fixed income investors (bond prices and yields move in opposite directions). Both equity and bond markets swooned when Fed Chair Jerome Powell told an interviewer on October 3 that interest rates were still “a long way” from a neutral level that would neither stimulate nor restrain the economy. Within days, the yield on the benchmark 10-year Treasury note hit its highest level since the summer of 2011.

Yields soon reversed course alongside the economic outlook, however. Retail sales slumped late in 2018, and the manufacturing sector appeared to slow. The housing and auto sectors, which are particularly sensitive to rising rates, showed the greatest weakness. Powell soon changed his tune on interest rates, stating in late November that rates were “just below” the neutral level.

Policy uncertainty took a further toll on investor confidence. The U.S.-China trade dispute intensified late in 2018 as the Trump administration threatened to raise the tariff rate on Chinese goods on January 1. In early December, the White House announced that it was delaying the tariff hike, but investors were soon dealt another blow by the federal government’s partial shutdown. Several major stock indexes fell into a bear market, and Treasury yields sank to their lowest levels in over a year.

The stark shift in growth expectations and the tightening of financial conditions resulted in an abrupt turn in monetary policy. In January, Powell and other Fed officials signaled that they were reevaluating their rate-hiking plans and removed any reference to further rate increases in their policy statement. Stocks shot higher in response, making for the best start to a year (through February) in nearly three decades. Whether the recent rebound in investor confidence is justified remains to be seen, but it does seem likely that the Fed will remain in “pause” mode for the next few months.

Municipal bonds outperformed Treasuries and the broader U.S. taxable investment-grade bond market for the 12-month period. Demand for munis was generally strong, and the supply of bonds shrank due to a steep drop in refundings, although issuance began to rebound in early 2019. The new tax law that became effective in 2018 eliminated the tax benefits of advance refundings, which had allowed issuers to refinance existing debt with new bonds. Strong demand for higher-yielding securities, such as Puerto Rico debt and high yield tobacco bonds, helped lower-quality munis outperform higher-quality debt. Progress on debt restructuring contributed to a rally in Puerto Rico bonds from distressed levels.

The past year has been another lesson in how complex and intertwined the global economy has become, with events quickly rippling across borders and asset classes. Please know that your fund’s manager is working with a large and talented team of analysts in seeking to avoid the pitfalls in this turbulent environment, while exploiting the opportunities that lie ahead.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

FUND COMMENTARY

How did the fund perform in the past 12 months?

U.S. stocks were volatile but rose during the period, buoyed by solid economic and earnings growth. The Tax-Efficient Equity Fund returned 9.70% in the 12-month period ended February 28, 2019, versus 6.63% for its benchmark, the Russell 3000 Growth Index, and 5.93% for the Lipper Multi-Cap Growth Funds Index. (Returns for I Class shares varied slightly, reflecting their different fee structure. The fund’s I Class shares are designed to be sold to various institutional investors and generally require a minimum initial investment of $1 million. Past performance cannot guarantee future results.) It is notable that during the last six months of the fiscal year, the fund declined modestly and substantially outperformed its benchmarks.

What factors influenced the fund’s performance?

Many of our top relative and absolute performance contributors were in the information technology sector—our largest sector allocation—where we favor companies with strong business models in industries with high barriers to entry and low risk of commoditization. Overall stock selection was very strong in this sector. Software companies Atlassian, Workday, and ServiceNow were top relative contributors, as was longtime holding MasterCard, which benefited from continuing growth in electronic payments. Our decision to avoid Apple boosted returns. We did not own the company because of its lack of material innovation in its primary products. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the health care sector, Veeva Systems, a software provider to the life science industry, and Intuitive Surgical, a dominant player in the growing market for robotic surgery solutions, also contributed to relative results. However, some biotechnology companies, such as Incyte, were among our largest detractors. We like the longer-term growth prospects for the biotech industry, but because of its inherent volatility, we remain very diversified and selective in our holdings.

Our stock selection, led by Lazard, CBOE Global Markets, and Charles Schwab, and our overweight to financials also detracted from relative returns. However, we believe that all of these companies have very strong franchises that will be very good investments over the next several years.

The portfolio’s 99.84% tax efficiency ratio means that the fund has made only minimal taxable distributions since its inception on December 29, 2000, through February 28, 2019, in our pursuit of strong after-tax returns. (The fund’s tax efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return.) At 12.10%, our 12-month portfolio turnover rate is extremely low compared with other growth portfolios whose managers focus only on pretax returns. Consequently, these other funds tend to make large capital gain disbursements to their shareholders, and their after-tax returns are often dramatically lower than their pretax returns.

How is the fund positioned?

The fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable longterm prospects. Our goal is to build a portfolio that provides strong after-tax returns over time. During the momentum market that characterized the first nine months of 2018, we remained disciplined and did not chase overvalued companies. After the steep correction in the fourth quarter of 2018, we added several companies that had fallen materially, such as Twilio and Okta.

As of February 28, 2019, information technology stocks represented 30.1% of the fund, but we remained slightly underweight relative to the Russell 3000 Growth Index and broadly diversified within the sector. Technology is usually a winner-takes-all space, and we try to avoid companies whose business models are challenged by competing products or services. Over time, we believe artificial intelligence and machine learning will expand their importance and footprint within the sector.

At 16.1% of the portfolio, consumer discretionary was our second-largest allocation. Here, we look for companies that have good business models, excellent cash flow, and other favorable attributes, and we focus on leading companies within their respective niches.

The fund’s fundamental characteristics are somewhat similar to those of the Russell index. However, the portfolio’s market capitalization ended February at $28 billion versus $93.5 billion for the benchmark, reflecting our tilt away from the largest companies. Over the last five years, large-cap growth stocks have outperformed mid-caps by a couple of percentage points per year. Consequently, we have found more opportunities among mid-cap companies. These companies are generally less mature and tend to have higher earnings growth potential.

The fund’s price/earnings ratio (23.9) was higher than that of the index (21.3), and its projected earnings growth rate (15.0%) was also higher than that of the index (14.0%). The fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, was 24.5%. While we consider a high ROE at any given time to be desirable, we greatly prefer businesses that can sustain high returns.

What is portfolio management’s outlook?

While the capital markets environment has become more volatile, it is still a positive landscape for long-term investors. Economic growth is moderating, and corporate earnings are growing. We believe equities remain a dramatically better choice than bonds for long-term investors seeking to grow capital or protect it from the ravages of inflation. Rates remain very low, and when one adjusts for inflation, fixed income investments are simply unattractive.

Following the downdrafts of stock prices and Treasury bond yields in the fourth quarter of 2018, many are concerned about the risk of a recession in the U.S., but no one knows for certain when one will occur. While recessions are natural and inevitable parts of the business cycle, we always remain fully invested in stocks because we do not attempt to predict or invest based on the peaks and valleys of equities or the economy. The odds of correctly calling corrections and recoveries are extremely low. Few recall that one must be right twice to be successful—when selling and buying. Getting back into the market is a much tougher call because the markets will have moved substantially before tangible evidence of a recovery is apparent.

While the stock market performance of the fourth quarter of 2018 was challenging in absolute terms, our valuation sensitivity, quality bias, and risk awareness helped the fund hold up well—as it often has during previous downturns. Over longer periods, our performance record remains very favorable, and we believe that our disciplined investment process will continue to serve our investors well over time.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. In addition, the fund’s attempts at investing in a tax-efficient manner could cause it to underperform similar funds that do not make tax efficiency a primary focus.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 2/28/19
Amazon.com	3.1%
Alphabet	3.0
Visa	2.5
Facebook	2.3
Microsoft	2.1
MasterCard	2.0
Boeing	1.2
UnitedHealth Group	1.2
NVIDIA	1.2
BlackRock	1.1
Netflix	1.1
ServiceNow	1.0
Home Depot	0.9
Workday	0.9
Intuitive Surgical	0.9
Booking Holdings	0.9
Salesforce.com	0.9
SBA Communications	0.8
S&P Global	0.8
Charles Schwab	0.8
PayPal Holdings	0.8
Fiserv	0.8
Intuit	0.7
TransUnion	0.7
CoStar Group	0.6
Total	32.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

I Class

	Year Ended 2/28/19	7/6/17[1] Through 2/28/18
NET ASSET VALUE		
Beginning of period	$ 30.35	$ 26.44
Investment activities		
Net investment income[2][3]	0.10	0.07
Net realized and unrealized gain/loss	2.81	4.74
Total from investment activities	2.91	4.81
Distributions		
Net investment income	(0.07)	(0.08)
Net realized gain	(0.34)	(0.82)
Total distributions	(0.41)	(0.90)
NET ASSET VALUE		
End of period	**$ 32.85**	**$ 30.35**
Ratios/Supplemental Data		
Total return[3][4]	**9.70%**	**18.38%**
Ratios to average net assets:[3]		
Gross expenses before waivers/payments by Price Associates	0.73%	0.83%[5]
Net expenses after waivers/payments by Price Associates	0.69%	0.69%[5]
Net investment income	0.31%	0.53%[5]
Portfolio turnover rate	12.1%	11.7%
Net assets, end of period (in thousands)	$ 58,744	$ 6,133

[1] Inception date

[2] Per share amounts calculated using average shares outstanding method.

[3] See Note 5 for details of expense-related arrangements with Price Associates.

[4] Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total Return is not annualized for periods less than one year.

[5] Annualized

The accompanying notes are an integral part of these financial statements.

CONSUMER DISCRETIONARY 15.9%		
Auto Components 0.3%		
Aptiv	14,900	1,238
		1,238
Automobiles 0.4%		
Ferrari (2)	2,940	377
Tesla (1)(2)	3,500	1,120
		1,497
Diversified Consumer Services 0.6%		
Bright Horizons Family Solutions (1)	2,800	347
Grand Canyon Education (1)	3,800	440
Service Corporation International (2)	36,900	1,525
Sotheby's (1)(2)	6,000	263
		2,575
Hotels, Restaurants & Leisure 3.3%		
Aramark	10,500	318
Choice Hotels International (2)	4,200	335
Domino's Pizza (2)	4,800	1,205
Dunkin' Brands Group (2)	12,800	915
Extended Stay America, Equity Units	15,300	279
Hilton Worldwide Holdings	27,037	2,247
Marriott International, Class A	9,407	1,178
MGM Resorts International	17,000	455
Norwegian Cruise Line Holdings (1)	8,000	444
Papa John's International (2)	3,000	131
Restaurant Brands International	17,097	1,081
Royal Caribbean Cruises	4,300	509
Starbucks	23,800	1,672
Wynn Resorts	6,500	823
Yum China Holdings	18,800	784
Yum! Brands	13,800	1,304
		13,680
Household Durables 0.3%		
Mohawk Industries (1)	3,300	449

NVR (1)	270	708
Toll Brothers	5,600	199
		1,356
Internet & Direct Marketing Retail 5.4%		
Alibaba Group Holding, ADR (1)(2)	13,157	2,408
Amazon.com (1)	7,900	12,955
Booking Holdings (1)	2,200	3,734
Ctrip.com International, ADR (1)	19,700	672
Farfetch, Class A (1)(2)	6,483	159
GrubHub (1)(2)	2,200	179
MercadoLibre (1)(2)	3,800	1,743
Wayfair, Class A (1)(2)	2,510	416
		22,266
Multiline Retail 1.0%		
Dollar General	21,600	2,559
Dollar Tree (1)	11,200	1,079
Ollie's Bargain Outlet Holdings (1)(2)	3,900	344
		3,982
Specialty Retail 3.8%		
AutoZone (1)	400	376
Burlington Stores (1)	9,500	1,613
CarMax (1)(2)	18,000	1,118
Five Below (1)	2,200	265
Home Depot	21,200	3,925
Michaels (1)(2)	6,600	93
O'Reilly Automotive (1)	5,200	1,934
Ross Stores	15,800	1,498
Tiffany (2)	12,700	1,207
TJX	30,600	1,569
Tractor Supply	5,400	515
Ulta Beauty (1)	5,400	1,687
Williams-Sonoma (2)	3,300	192
		15,992
Textiles, Apparel & Luxury Goods 0.8%		
Lululemon Athletica (1)	4,000	602

NIKE, Class B	21,400	1,835
PVH	2,500	287
Tapestry	20,500	716
		3,440
Total Consumer Discretionary		66,026
CONSUMER STAPLES 3.9%		
Beverages 1.7%		
Brown-Forman, Class B (2)	13,612	674
Coca-Cola	31,500	1,428
Constellation Brands, Class A	7,500	1,269
Diageo, ADR (2)	11,500	1,780
Keurig Dr Pepper	6,900	173
Monster Beverage (1)	15,300	977
PepsiCo	6,300	728
		7,029
Food & Staples Retailing 0.1%		
Casey's General Stores (2)	2,500	337
Sprouts Farmers Market (1)	5,000	117
		454
Food Products 1.0%		
Conagra Brands	9,063	212
Hershey	10,900	1,206
Hormel Foods	7,811	339
McCormick (2)	14,000	1,904
Tyson Foods, Class A	8,000	493
		4,154
Household Products 0.5%		
Church & Dwight	13,200	868
Clorox	4,700	743
Colgate-Palmolive	6,600	435
		2,046
Tobacco 0.6%		
Altria Group	11,200	587

Philip Morris International	22,200	1,930
		2,517
Total Consumer Staples		16,200
ENERGY 1.1%		
Energy Equipment & Services 0.1%		
Oceaneering International (1)	7,000	108
Schlumberger	10,300	454
		562
Oil, Gas & Consumable Fuels 1.0%		
Cabot Oil & Gas	22,300	549
Centennial Resource Development, Class A (1)(2)	33,481	304
Cimarex Energy	5,000	360
Concho Resources	6,676	734
Continental Resources (1)	5,100	227
Diamondback Energy	9,200	947
HollyFrontier	6,200	317
Jagged Peak Energy (1)(2)	35,200	333
Venture Global, Series B, Acquisition Date: 3/8/18, Cost $15 (1)(3)(4)	5	26
Venture Global, Series C, Acquisition Date: 10/16/17 – 3/8/18, Cost $216 (1)(3)(4)	58	302
		4,099
Total Energy		4,661
FINANCIALS 8.5%		
Banks 1.0%		
BankUnited	5,500	201
Fifth Third Bancorp	8,500	234
First Republic Bank	16,700	1,753
Pinnacle Financial Partners	4,000	235
Signature Bank	2,600	353
SVB Financial Group (1)	2,700	667
Webster Financial	10,600	609
		4,052

Capital Markets 5.9%		
BlackRock	10,200	4,521
Cboe Global Markets	22,200	2,129
Charles Schwab	71,500	3,290
CME Group	10,510	1,912
E*TRADE Financial	10,500	514
FactSet Research Systems (2)	1,000	235
Intercontinental Exchange	10,200	787
Lazard, Class A	21,100	790
MarketAxess Holdings (2)	6,200	1,512
Moody's	14,500	2,510
MSCI	3,200	591
Nasdaq	4,800	440
Northern Trust	7,400	690
S&P Global	16,800	3,366
State Street	1,300	93
TD Ameritrade Holding	21,100	1,189
		24,569
Consumer Finance 0.1%		
Discover Financial Services	6,800	487
		487
Insurance 1.5%		
Assurant	6,900	711
Axis Capital Holdings	6,700	382
Fidelity National Financial	17,900	628
Marsh & McLennan	9,000	837
Progressive	26,900	1,961
Willis Towers Watson	9,200	1,583
		6,102
Total Financials		35,210
HEALTH CARE 13.2%		
Biotechnology 3.2%		
Agios Pharmaceuticals (1)(2)	2,800	182
Alexion Pharmaceuticals (1)	8,800	1,191

Alkermes (1)	12,300	409
Alnylam Pharmaceuticals (1)(2)	8,400	714
Amgen	3,000	570
Argenx, ADR (1)(2)	1,533	204
Array BioPharma (1)(2)	8,200	188
Biogen (1)	3,500	1,148
BioMarin Pharmaceutical (1)	20,100	1,875
Bluebird Bio (1)(2)	1,500	233
Blueprint Medicines (1)(2)	1,000	82
Exelixis (1)	16,000	358
FibroGen (1)	2,700	156
Immunomedics (1)(2)	6,800	107
Incyte (1)	8,800	759
Neurocrine Biosciences (1)	7,192	556
Regeneron Pharmaceuticals (1)	1,200	517
Sage Therapeutics (1)(2)	3,477	554
Sarepta Therapeutics (1)(2)	2,400	346
Seattle Genetics (1)(2)	11,257	836
Ultragenyx Pharmaceutical (1)(2)	2,500	160
Vertex Pharmaceuticals (1)	10,900	2,058
		13,203
Health Care Equipment & Supplies 4.1%		
ABIOMED (1)	2,700	903
Align Technology (1)	6,900	1,787
Becton Dickinson & Company	7,700	1,916
Cooper	7,700	2,202
Exact Sciences (1)(2)	14,500	1,319
Hologic (1)	18,700	882
ICU Medical (1)	959	236
IDEXX Laboratories (1)	7,900	1,667
Intuitive Surgical (1)	7,050	3,861
Novocure (1)(2)	2,500	134
Penumbra (1)(2)	1,800	240
STERIS	2,265	274
Teleflex (2)	5,100	1,478

West Pharmaceutical Services	2,100	220
		17,119
Health Care Providers & Services 3.0%		
Acadia Healthcare (1)(2)	10,100	266
Anthem	4,600	1,383
Centene (1)	21,500	1,309
Covetrus (1)(2)	2,360	84
DaVita (1)	4,900	279
Henry Schein (1)(2)	5,900	350
Humana	2,700	770
Molina Healthcare (1)(2)	4,800	646
UnitedHealth Group	21,200	5,135
Universal Health Services, Class B	5,100	708
WellCare Health Plans (1)	5,298	1,343
		12,273
Health Care Technology 0.6%		
Cerner (1)	9,400	526
Medidata Solutions (1)(2)	4,000	300
Veeva Systems, Class A (1)	14,000	1,651
		2,477
Life Sciences Tools & Services 1.3%		
Agilent Technologies	17,200	1,367
Bruker	6,000	229
Illumina (1)	5,600	1,752
IQVIA Holdings (1)	3,300	462
Mettler-Toledo International (1)	2,000	1,362
QIAGEN (1)(2)	11,300	434
		5,606
Pharmaceuticals 1.0%		
Catalent (1)	8,900	385
Elanco Animal Health (1)(2)	10,214	309
GW Pharmaceuticals, ADR (1)(2)	1,000	172
Jazz Pharmaceuticals (1)	3,800	532
Nektar Therapeutics (1)(2)	3,500	142
Perrigo (2)	6,153	299

Zoetis	26,200	2,469
		4,308
Total Health Care		54,986
INDUSTRIALS & BUSINESS SERVICES 13.5%		
Aerospace & Defense 2.9%		
Boeing	11,700	5,148
BWX Technologies (2)	9,500	497
Harris	8,000	1,319
Huntington Ingalls Industries	2,900	607
L3 Technologies	3,300	699
Northrop Grumman	4,200	1,218
Textron	7,800	424
TransDigm Group (1)(2)	5,000	2,170
		12,082
Air Freight & Logistics 0.4%		
CH Robinson Worldwide	3,900	353
Expeditors International of Washington	3,700	277
United Parcel Service, Class B	9,300	1,025
		1,655
Airlines 1.1%		
Alaska Air Group	28,600	1,765
American Airlines Group	31,300	1,115
Copa Holdings, Class A	3,100	273
Southwest Airlines	16,800	942
United Continental Holdings (1)	7,400	650
		4,745
Building Products 0.7%		
A.O. Smith (2)	9,700	504
Allegion	13,800	1,241
Fortune Brands Home & Security	20,200	952
		2,697
Commercial Services & Supplies 1.6%		
Cintas	9,000	1,859
Copart (1)(2)	12,600	739

KAR Auction Services	23,400	1,103
Ritchie Bros Auctioneers	7,400	278
Rollins (2)	31,200	1,237
Waste Connections	17,475	1,458
		6,674
Construction & Engineering 0.1%		
Valmont Industries	2,100	287
		287
Electrical Equipment 0.6%		
AMETEK	3,487	277
Generac Holdings (1)	3,800	196
Hubbell	5,500	649
Rockwell Automation	3,700	661
Sensata Technologies Holding (1)(2)	12,300	624
		2,407
Industrial Conglomerates 0.2%		
Roper Technologies	2,300	744
		744
Machinery 1.6%		
Cummins	2,500	385
Deere	4,300	705
Donaldson	4,100	212
Fortive	9,601	783
Graco	12,000	564
IDEX	2,925	421
Middleby (1)(2)	4,200	515
Nordson (2)	2,500	339
PACCAR	4,000	271
Snap-on (2)	4,600	736
Toro	6,400	439
WABCO Holdings (1)	1,600	220
Wabtec (2)	9,700	711
Xylem	6,100	461
		6,762

Marine 0.0%		
Kirby (1)	1,500	111
		111
Professional Services 2.4%		
CoStar Group (1)	5,700	2,608
Equifax	9,800	1,073
IHS Markit (1)	20,204	1,074
ManpowerGroup	2,800	236
Robert Half International (2)	11,200	764
TransUnion	42,600	2,751
Verisk Analytics (1)	12,000	1,517
		10,023
Road & Rail 1.6%		
Genesee & Wyoming, Class A (1)(2)	9,300	763
JB Hunt Transport Services	5,600	603
Kansas City Southern	9,900	1,076
Landstar System	1,900	206
Old Dominion Freight Line	8,300	1,251
Schneider National, Class B	12,119	265
Union Pacific	14,900	2,499
		6,663
Trading Companies & Distributors 0.3%		
Fastenal	3,500	220
HD Supply Holdings (1)	18,800	809
Watsco	1,700	245
		1,274
Total Industrials & Business Services		56,124
INFORMATION TECHNOLOGY 30.0%		
Communications Equipment 0.2%		
Motorola Solutions	6,700	959
		959
Electronic Equipment, Instruments & Components 1.8%		
Amphenol, Class A	24,400	2,293

CDW	17,000	1,596
Cognex (2)	6,600	353
Coherent (1) (2)	3,000	399
Corning	19,600	682
FLIR Systems	2,900	149
IPG Photonics (1)(2)	2,500	388
Keysight Technologies (1)	15,500	1,308
Littelfuse (2)	1,600	309
		7,477
IT Services 11.7%		
Accenture, Class A	10,400	1,678
Black Knight (1)	15,995	836
Booz Allen Hamilton Holding	19,100	1,010
Cognizant Technology Solutions, Class A	5,400	383
CoreLogic (1)	14,400	528
EPAM Systems (1)	2,200	356
Euronet Worldwide (1)	4,600	618
Fidelity National Information Services	23,000	2,487
Fiserv (1)(2)	36,800	3,117
FleetCor Technologies (1)	5,100	1,190
Gartner (1)(2)	11,700	1,665
Genpact	4,000	133
Global Payments	16,100	2,099
GoDaddy, Class A (1)	15,800	1,179
Leidos Holdings	9,700	626
Mastercard, Class A	37,500	8,429
Okta (1)	3,400	289
Paychex	5,000	385
PayPal Holdings (1)	33,000	3,236
Sabre	31,200	700
Shopify, Class A (1)(2)	8,500	1,608
StoneCo, Class A (1)(2)	9,066	276
Twilio, Class A (1)(2)	3,900	475
VeriSign (1)	9,200	1,638
Visa, Class A	71,000	10,516
WEX (1)	3,800	677

Worldpay, Class A (1)	26,600	2,548
		48,682
Semiconductors & Semiconductor Equipment 4.5%		
Analog Devices	6,200	663
Entegris (2)	18,900	668
KLA-Tencor	11,200	1,294
Lam Research	5,300	933
Marvell Technology Group	43,318	864
Maxim Integrated Products	41,100	2,237
Microchip Technology (2)	24,100	2,094
Monolithic Power Systems	4,400	590
NVIDIA	31,300	4,828
Skyworks Solutions	23,100	1,886
Xilinx	20,400	2,556
		18,613
Software 11.7%		
Adobe (1)	9,000	2,363
ANSYS (1)	1,800	319
Atlassian, Class A (1)	21,291	2,288
Autodesk (1)	13,300	2,168
Cadence Design Systems (1)	15,500	887
CDK Global	18,800	1,091
Ceridian HCM Holding (1)(2)	6,603	324
Coupa Software (1)(2)	2,200	207
DocuSign (1)	4,508	249
Dropbox, Class A (1)(2)	7,854	187
Fortinet (1)	5,400	469
Guidewire Software (1)	6,400	587
Intuit	11,500	2,842
Microsoft	78,500	8,794
Palo Alto Networks (1)	10,100	2,487
Paycom Software (1)(2)	1,500	273
Pivotal Software, Class A (1)(2)	12,714	285
Proofpoint (1)	4,400	520
RealPage (1)	9,617	589

salesforce.com (1)	22,700	3,715
ServiceNow (1)	17,200	4,118
Splunk (1)	18,400	2,500
SS&C Technologies Holdings	37,126	2,286
Symantec	22,200	499
Synopsys (1)	11,900	1,210
Tableau Software, Class A (1)(2)	10,042	1,325
Tyler Technologies (1)	7,400	1,515
Workday, Class A (1)	19,629	3,885
Zendesk (1)	7,000	553
		48,535
Technology Hardware, Storage & Peripherals 0.1%		
Pure Storage, Class A (1)(2)	24,901	510
		510
Total Information Technology		124,776
MATERIALS 2.9%		
Chemicals 1.3%		
Air Products & Chemicals	2,700	489
Axalta Coating Systems (1)	9,100	243
Celanese	4,400	450
CF Industries Holdings	6,000	253
Linde	4,100	710
PPG Industries	7,400	829
RPM International	10,100	584
Sherwin-Williams	3,600	1,560
Valvoline (2)	14,236	268
		5,386
Construction Materials 0.7%		
Eagle Materials	3,600	275
Vulcan Materials	21,900	2,441
		2,716
Containers & Packaging 0.8%		
Avery Dennison	7,000	756
Ball	36,800	2,016

International Paper	5,500	252
Sealed Air (2)	11,000	480
		3,504
Metals & Mining 0.1%		
Kirkland Lake Gold (2)	7,500	275
		275
Total Materials		11,881
REAL ESTATE 1.9%		
Equity Real Estate Investment Trusts 1.7%		
American Campus Communities, REIT	4,376	197
Crown Castle International, REIT	14,200	1,686
CubeSmart, REIT	6,500	199
Equinix, REIT	1,500	635
Federal Realty Investment Trust, REIT	1,000	134
Iron Mountain, REIT	5,500	195
MGM Growth Properties, Class A, REIT	10,800	332
SBA Communications, REIT (1)	19,000	3,431
SL Green Realty, REIT	1,600	145
VEREIT, REIT	14,000	112
		7,066
Real Estate Management & Development 0.2%		
Jones Lang LaSalle	4,300	710
WeWork, Class A, Acquisition Date: 12/9/14, Cost $34 (1)(3)(4)	1,994	102
		812
Total Real Estate		7,878
UTILITIES 0.3%		
Gas Utilities 0.1%		
Atmos Energy	5,100	504
		504
Multi-Utilities 0.1%		
NiSource	8,500	229
		229

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks. The fund has two classes of shares: the Tax-Efficient Equity Fund (Investor Class) and the Tax-Efficient Equity Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended February 28, 2019. Gain (loss) reflects both realized and change in unrealized gain/ loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at February 28, 2019, totaled $220,000 for the year ended February 28, 2019. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At February 28, 2019, the value of loaned securities was $41,843,000; the value of cash collateral and related investments was $43,036,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $120,658,000 and $42,708,000, respectively, for the year ended February 28, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains.

Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended February 28, 2019 and February 28, 2018, were characterized for tax purposes as follows:

At February 28, 2019, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by Price Associates during the year ended February 28, 2019 as indicated in the table below and remain subject to repayment by the fund. Including this amount, expenses previously waived/paid by Price Associates in the amount of $274,000 remain subject to repayment by the fund at February 28, 2019.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended February 28, 2019, expenses incurred pursuant to these service agreements were $72,000 for Price Associates; $99,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended February 28, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc. and
Shareholders of T. Rowe Price Tax-Efficient Equity Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Tax-Efficient Equity Fund (one of the funds constituting T. Rowe Price Tax-Efficient Funds, Inc., hereafter referred to as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 18, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■$3,988,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $789,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $789,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS (a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [189]

President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [189]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]

Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016), Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2001 [189]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2009 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [189]

Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [135]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

**Effective December 31, 2018, Edward A. Wiese resigned from his role as inside director of the domestic fixed income Price Funds. Mr. Sharps replaced Mr. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Tax-Efficient Equity Fund	Principal Occupation(s)

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; Assistant Vice President, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gregory Dunham, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Analyst, Goldman Sachs (to 2015)

Donald J. Easley, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Donald J. Peters (1959) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Weijie Si (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Matthew J. Snowling, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan Tu (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Mark R. Weigman, CFA, CIC (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,391,000 and $2,160,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 18, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	April 18, 2019